UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

ZOMEDICA PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Phoenix Drive, Suite 190, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 5, 2019, Zomedica Pharmaceuticals Corp. (the “Company”) held its Annual and Special Meeting of Shareholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) fixing the number of directors of the Company at six (6), (ii) the election of directors of the Company, (iii) the ratification of the appointment of the Company’s independent registered public accounting firm, and (iv) approval of the Company’s 2019 Stock Option Plan. Shareholders representing 69,531,652 shares, or 64.36%, of the common shares outstanding as of the September 16, 2019 record date were represented at the meeting in person or by proxy. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 2, 2019. The final voting results were as follows:

1.	The proposal to fix the number of directors of the Company to be elected at the meeting at six (6) was approved by the shareholders based upon the following votes:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
55,961,160	310	281,961	51,794,966

2.	The shareholders elected the following nominees, Gerald Solensky, Jr., Shameze Rampertab, Jeffrey Rowe, James LeBar, Rodney Williams and Johnny D. Powers, as directors of the Company to serve until the 2020 annual meeting and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

	The votes were cast with respect to this matter as follows:
	FOR	AGAINST	WITHELD	BROKER NON-VOTES
Gerald Solensky Jr.	56,228,338		15,094	51,794,966
Shameze Rampertab	56,213,730		29,702	51,794,966
Jeffrey Rowe	56,224,777		18,655	51,794,966
James LeBar	55,929,276		314,156	51,794,966
Rodney Williams Johnny D. Powers	55,514,987 56,223,943		728,445 19,489	51,794,966 51,794,966

3.	The proposal to ratify the appointment of MNP LLP, Chartered Accountants as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019 was approved by the shareholders based upon the following votes:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
69,366,289		165,363	38,506,746

4.	The proposal to ratify and approve the Company’s 2019 Stock Option Plan was approved by the shareholders based upon the following votes:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
55,125,944	362,418	755,070	51,794,966

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA PHARMACEUTICALS CORP.

Date: November 5, 2019	By: /s/ Shameze Rampertab
Name: Shameze Rampertab
Title: Chief Financial Officer